UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_________________________

FORM 8-K
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 6, 2011 (July 1, 2011)

INTERACTIVE INTELLIGENCE GROUP, INC.
(Exact name of registrant as specified in its charter)

Indiana (State or other jurisdiction of incorporation)	000-27385 (Commission File Number)	45-1505676 (IRS Employer Identification No.)

7601 Interactive Way Indianapolis, IN 46278 (Address of principal executive offices, including zip code)

(317) 872-3000 (Registrant’s telephone number, including area code)

Not Applicable (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Introduction

Effective at 12:01 a.m., Eastern Time, on July 1, 2011, Interactive Intelligence, Inc., an Indiana corporation ("Interactive Intelligence"), completed its previously announced holding company reorganization (the "Reorganization") pursuant to the Agreement and Plan of Reorganization dated as of April 11, 2011 (the "Reorganization Agreement"), by and among Interactive Intelligence, Interactive Intelligence Group, Inc., an Indiana corporation ("ININ Group"), and ININ Corp., an Indiana corporation ("MergerCo"). As a result of the Reorganization, ININ Group replaced Interactive Intelligence as the publicly held corporation and Interactive Intelligence became a wholly-owned subsidiary of ININ Group.

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As of July 1, 2011, each of the executive officers and directors of Interactive Intelligence immediately prior to the Reorganization had been appointed to the same position(s) with ININ Group.  Each of the directors of ININ Group were appointed to serve on the same committees of the Board as such director had served on for the Interactive Intelligence Board of Directors immediately prior to the Reorganization.  In addition, upon the completion of the Reorganization, the directors and executive officers of MergerCo immediately prior to the completion of the Reorganization became the directors and executive officers of Interactive Intelligence, and will hold such positions until their respective successors are duly elected or appointed and qualified.

As a result of the Reorganization, the Interactive Intelligence, Inc. 2006 Equity Compensation Plan, as amended, the Amended 1999 Stock Option and Incentive Plan, the Amended Outside Directors Stock Option Plan and the Amended Interactive Intelligence, Inc. Employee Stock Purchase Plan (collectively, the "Company Plans") maintained by Interactive Intelligence were assumed by ININ Group under the Assumption and General Amendment of Company Plans, dated as of July 1, 2011, entered into by Interactive Intelligence and ININ Group (the "Assumption Agreement").  Pursuant to the Assumption Agreement, all unexercised and unexpired options to purchase Interactive Intelligence common stock, par value $0.01 per share ("Interactive Intelligence Common Stock"), restricted stock units then outstanding for shares of Interactive Intelligence Common Stock and other rights to acquire Interactive Intelligence Common Stock under the Company Plans became options to purchase, restricted stock units or other rights to acquire the same number of shares of ININ Group common stock, par value $0.01 per share ("ININ Group Common Stock"), subject to the same terms and conditions, including the per share exercise price.  The Assumption Agreement is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

In addition, as a result of the Reorganization, ININ Group assumed the obligations of Interactive Intelligence under those certain Non-Employee Director Change of Control Agreements with each of its non-employee directors pursuant to the Assumption of Non-Employee Director Change of Control Agreements, dated as of July 1, 2011, between Interactive Intelligence and ININ Group, which is filed as Exhibit 10.2 to this Current Report on Form 8-K and is incorporated hereby in reference.  ININ Group also assumed the obligations of Interactive Intelligence under various compensatory arrangements with the named executive officers and other executive officers pursuant to an Assignment, Assumption, Consent and Amendment to Change of Control and Retention Agreement, dated as of July 1, 2011, entered into by and among Interactive Intelligence, ININ Group and each of the company's executive officers, excluding Donald E. Brown, M.D., the form of which is filed as Exhibit 10.3 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 8.01    Other Events.

As set forth above under "Introduction", on July 1, 2011, Interactive Intelligence completed its previously announced Reorganization pursuant to the Reorganization Agreement. The Reorganization Agreement was approved and adopted by Interactive Intelligence's shareholders at Interactive Intelligence's annual meeting of shareholders, which was held on June 10, 2011.

The Reorganization Agreement provided for:

•	The merger of Interactive Intelligence with MergerCo, with Interactive Intelligence surviving the merger as a wholly-owned subsidiary of ININ Group.

•
The automatic conversion of each outstanding share of Interactive Intelligence Common Stock into one share of ININ Group Common Stock, with the current shareholders of Interactive Intelligence becoming shareholders of ININ Group on a one-for-one basis, holding the same number of shares and the same ownership percentage after the Reorganization as they held prior to the Reorganization.

•
The automatic conversion of each of the outstanding options to acquire shares of Interactive Intelligence Common Stock into options to acquire an identical number of shares of ININ Group Common Stock with the same terms and conditions as before the Reorganization.

•
The automatic conversion of each outstanding restricted stock unit for shares of Interactive Intelligence Common Stock into a restricted stock unit for an identical number of shares of ININ Group Common Stock.

Upon completion of the Reorganization, ININ Group replaced Interactive Intelligence as the publicly held corporation, and the holders of Interactive Intelligence Common Stock now hold the same number of shares and the same ownership percentage of ININ Group as they held of Interactive Intelligence immediately prior to the Reorganization.

The issuance of the ININ Group Common Stock pursuant to the Reorganization was registered under the Securities Act of 1933, as amended, pursuant to ININ Group's Registration Statement on Form S-4 (File No. 333-173435), as amended (the "Registration Statement"), declared effective by the Securities and Exchange Commission on April 28, 2011.  The proxy statement/prospectus, which forms a part of the Registration Statement (the "Proxy Statement/Prospectus"), contains additional information about the Reorganization.

As of the Effective Time of the Reorganization, the rights of Interactive Intelligence's shareholders began to be governed by the Articles of Incorporation and By-Laws of ININ Group.  A discussion of the ININ Group Common Stock and a comparison of the rights of the holders of Interactive Intelligence Common Stock with the rights of the holders of ININ Group Common Stock is set forth in the sections entitled "Comparative Rights of Holders of ININ Group Capital Stock and Interactive Intelligence Capital Stock; Provisions under the IBCL and Organizational Documents" and "Description of ININ Group Capital Stock" in the Proxy Statement/Prospectus.

As of July 1, 2011, shares of ININ Group Common Stock commenced trading on the NASDAQ Global Select Market under the ticker symbol "ININ".  The Reorganization was generally tax-free for Interactive Intelligence's shareholders.

Upon completion of the Reorganization, ININ Group Common Stock was deemed to be registered under Section 12(b) of the Securities Exchange Act of 1934, as amended, pursuant to Rule 12g-3(a) promulgated thereunder. For purposes of Rule 12g-3(a), ININ Group is the successor issuer to Interactive Intelligence.

The foregoing description of the Reorganization Agreement is not complete and is qualified in its entirety by reference to the Reorganization Agreement, a copy of which was filed as Annex I to the Proxy Statement/Prospectus.

On July 1, 2011, Interactive Intelligence issued a press release relating to the completion of the Reorganization. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01    Financial Statements and Exhibits.

(d)    Exhibits.

Exhibit No.	Exhibit
2.1
Agreement and Plan of Reorganization, dated as of April 11, 2011, by and among Interactive Intelligence, Inc., Interactive Intelligence Group, Inc. and ININ Corp. (incorporated by reference to Annex I to the proxy statement/prospectus included in Amendment No. 1 to Interactive Intelligence Group, Inc.'s Registration Statement on Form S-4 (Registration No. 333-173435) filed on April 27, 2011)

3.1
Articles of Incorporation of Interactive Intelligence Group, Inc. (incorporated by reference to Annex II to the proxy statement/prospectus included in Amendment No. 1 to Interactive Intelligence Group, Inc.'s Registration Statement on Form S-4 (Registration No. 333-173435) filed on April 27, 2011)

3.2
By-Laws of Interactive Intelligence Group, Inc. (incorporated by reference to Annex III to the proxy statement/prospectus included in Amendment No. 1 to Interactive Intelligence Group, Inc.'s Registration Statement on Form S-4 (Registration No. 333-173435) filed on April 27, 2011)

10.1	Assumption and General Amendment of Company Plans, dated as of July 1, 2011, between Interactive Intelligence, Inc. and Interactive Intelligence Group, Inc.
10.2	Assumption of Non-Employee Director Change of Control Agreements, dated as of July 1, 2011, between Interactive Intelligence, Inc. and Interactive Intelligence Group, Inc.
10.3
Form of Assignment, Assumption, Consent and Amendment to Change of Control and Retention Agreement, dated as of July 1, 2011, by and among Interactive Intelligence, Inc., Interactive Intelligence Group, Inc. and each of Gary R. Blough, William J. Gildea III, Stephen R. Head, Hans W. Heltzel, Pamela J. Hynes and Joseph A. Staples

99.1	Press Release, dated July 1, 2011, issued by Interactive Intelligence, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Interactive Intelligence Group, Inc. (Registrant)

Date: July 6, 2011	By:	/s/ Stephen R. Head
Stephen R. Head Chief Financial Officer, Senior Vice President of Finance and Administration, Secretary and Treasurer

EXHIBIT INDEX

Exhibit No.	Exhibit
2.1
Agreement and Plan of Reorganization, dated as of April 11, 2011, by and among Interactive Intelligence, Inc., Interactive Intelligence Group, Inc. and ININ Corp. (incorporated by reference to Annex I to the proxy statement/prospectus included in Amendment No. 1 to Interactive Intelligence Group, Inc.'s Registration Statement on Form S-4 (Registration No. 333-173435) filed on April 27, 2011)

3.1
Articles of Incorporation of Interactive Intelligence Group, Inc. (incorporated by reference to Annex II to the proxy statement/prospectus included in Amendment No. 1 to Interactive Intelligence Group, Inc.'s Registration Statement on Form S-4 (Registration No. 333-173435) filed on April 27, 2011)

3.2
By-Laws of Interactive Intelligence Group, Inc. (incorporated by reference to Annex III to the proxy statement/prospectus included in Amendment No. 1 to Interactive Intelligence Group, Inc.'s Registration Statement on Form S-4 (Registration No. 333-173435) filed on April 27, 2011)

10.1	Assumption and General Amendment of Company Plans, dated as of July 1, 2011, between Interactive Intelligence, Inc. and Interactive Intelligence Group, Inc.
10.2	Assumption of Non-Employee Director Change of Control Agreements, dated as of July 1, 2011, between Interactive Intelligence, Inc. and Interactive Intelligence Group, Inc.
10.3
Form of Assignment, Assumption, Consent and Amendment to Change of Control and Retention Agreement, dated as of July 1, 2011, by and among Interactive Intelligence, Inc., Interactive Intelligence Group, Inc. and each of Gary R. Blough, William J. Gildea III, Stephen R. Head, Hans W. Heltzel, Pamela J. Hynes and Joseph A. Staples

99.1	Press Release, dated July 1, 2011, issued by Interactive Intelligence, Inc.